EXHIBIT 99.1
23andMe Reports First Quarter Fiscal 2025 Financial Results

SOUTH SAN FRANCISCO, Calif., August 8, 2024 -- 23andMe Holding Co. (Nasdaq: ME), a leading human genetics and biopharmaceutical company, reported its financial results for the first quarter of fiscal year 2025 (FY25), which ended June 30, 2024.
Key Results and Recent Developments
•Reported total revenue of $40 million in the first quarter of fiscal 2025, a decrease of approximately 34% over the same period in the prior year primarily due to lower research revenue after the conclusion of the GSK collaboration exclusivity term in July 2023, as well as lower consumer revenue from decreased PGS kit volumes and telehealth orders.
•Announcing the launch of a large-scale genetic research study to help identify the genetic mechanisms that may drive the efficacy and potential side effects of GLP-1 medications. We also expect to launch a GLP-1 weight loss telehealth membership on the Lemonaid Health platform by the end of the month. This will enable members to be prescribed and receive brand name or compounded semaglutide medications.
•Continued to build out our Total Health offering with the addition of a Biological Age feature to help members monitor how their body is aging physiologically over time
•Announced availability of new genetic Polygenic Risk Score report for 23andMe+ members on bipolar disorder. Members now have access to over 30 of these reports, which are based on statistical models known as polygenic risk scores (PRS), developed by 23andMe through its proprietary research database.
•Announced a collaboration with Nightingale Health to pilot a metabolomics blood biomarker panel with a cohort of our 23andMe+ members.
•Presented posters for 23ME-00610 and 23ME-01473 therapeutics programs at the American Association for Cancer Research (AACR) annual meeting and completed enrollment of the 23ME-00610 phase 1/2a clinical trial in April 2024.
•Presented posters at ASCO on the neuroendocrine cohort and ovarian cohort for 23ME-00610, the first data presentations from the Phase 2a expansion cohorts.

“The first quarter saw us achieve significant progress on our key objective of becoming a sustainably growing, profitable company while remaining committed to our vision of improving the health of millions of people worldwide.” said Anne Wojcicki, Co-Founder & CEO of 23andMe. “We remain focused on adding value to and prioritizing memberships in our PGS segment, driving growth in Telehealth and leveraging our data assets to create a thriving, profitable Research Data business.”

Q1 Fiscal 2025 Financial Results

Total revenue for FY25 Q1 was $40 million, compared to $61 million for the same period in the prior year, representing a decrease of 34%. The decrease was primarily driven by lower research services revenue as the GSK collaboration exclusive discovery term concluded in July 2023, as well as lower consumer services revenue driven mainly by lower PGS kit sales volume and telehealth orders. These decreases were partially offset by higher revenue from growth in our membership services.

Revenue from consumer services, which includes PGS, telehealth and membership services, represented approximately 97% of total revenue for FY25 Q1. Research services revenue accounted for approximately 3% of total revenue for FY25 Q1.

Operating expenses for FY25 Q1 were $92 million, compared to $140 million for the same period in the prior year. The decrease in operating expenses for the quarter was driven by lower personnel-related expenses following workforce reductions in prior quarters and lower Therapeutics-related R&D spend as we opted for a royalty on several GSK partnered programs, resulting in a significant reduction of GSK collaboration expenses this quarter. There was also a reduction of $22 million from a non-cash stock based compensation expense taken in the prior year quarter as a result of the departure of a former Lemonaid officer.

Net loss for FY25 Q1 was $69 million, compared to a net loss of $105 million for the same period in the prior year.

Adjusted EBITDA (as defined below) for FY25 Q1 was a loss of $35 million, compared to a loss of $50 million for the same period in the prior year. The improvement in adjusted EBITDA was primarily due to lower R&D and personnel-related expenses, partially offset by lower research services gross profit. Please refer to the tables below for a reconciliation of U.S. GAAP to Non-U.S. GAAP financial measures.

Balance Sheet
23andMe ended June 30, 2024 with cash and cash equivalents of $170 million, compared to $216 million as of March 31, 2024.

Conference Call Webcast Information
23andMe will host a conference call at 4:30 p.m. Eastern Time today, August 8, 2024, to discuss the financial results for Q1 FY2025 and report on business progress. The webcast can be accessed at https://investors.23andme.com/news-events/events-presentations. A webcast replay will be available at the same address.

About 23andMe
23andMe is a genetics-led consumer healthcare and therapeutics company empowering a healthier future. For more information, please visit investors.23andme.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the future performance of 23andMe’s businesses in consumer genetics and therapeutics and the growth and potential of its proprietary research platform. All statements, other than statements of historical fact, included or incorporated in this press release, including statements regarding 23andMe’s strategy, review of strategic alternatives and associated proposed transactions financial position, financial projections, funding for continued operations, cash reserves, projected costs, plans, potential future collaborations, database growth and objectives of management, are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “predicts,” “continue,” “will,” “schedule,” and “would” or, in each case, their negative or other variations or comparable terminology, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are predictions based on 23andMe’s current expectations and projections about future events and various assumptions. 23andMe cannot guarantee that it will actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements and you should not place undue reliance on 23andMe’s forward-looking statements. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond the control of 23andMe), or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the Securities and Exchange Commission, including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The statements made herein are made as of the date of this press release and, except as may be required by law, 23andMe undertakes no obligation to update them, whether as a result of new information, developments, or otherwise.

Use of Non-GAAP Financial Measures
To supplement the 23andMe’s unaudited condensed consolidated statements of operations and unaudited condensed consolidated balance sheets, which are prepared in conformity with generally accepted accounting principles in the United States of America (GAAP), this press release also includes references to Adjusted EBITDA, a non-GAAP financial measure that is defined as net income (loss) before net interest income (expense), net other income (expense), income tax expenses (benefit), depreciation and amortization, impairment charges, stock-based compensation expense, and other items that are considered unusual or not representative of underlying trends of our business, including but not limited to: litigation settlements, gains or losses on dispositions of subsidiaries, transaction-related costs, and cyber security incident expenses, net of probable insurance recoveries, if applicable for the periods presented. 23andMe has provided a reconciliation of net loss, the most directly comparable GAAP financial measure, to Adjusted EBITDA at the end of this press release.

Adjusted EBITDA is a key measure used by 23andMe’s management and the board of directors to understand and evaluate operating performance and trends, to prepare and approve 23andMe’s annual budget and to develop short- and long-term operating plans. 23andMe provides Adjusted EBITDA because 23andMe believes it is frequently used by analysts, investors and other interested parties to evaluate companies in its industry and it facilitates comparisons on a consistent basis across reporting periods. Further, 23andMe believes it is helpful in highlighting trends in its operating results because it excludes items that are not indicative of 23andMe’s core operating performance. In particular, 23andMe believes that the exclusion of the items eliminated in calculating Adjusted EBITDA provides useful measures for period-to-period comparisons of 23andMe’s business. Accordingly, 23andMe believes that Adjusted EBITDA provides useful information in understanding and evaluating operating results in the same manner as 23andMe’s management and board of directors.

In evaluating Adjusted EBITDA, you should be aware that in the future 23andMe will incur expenses similar to the adjustments in this presentation. 23andMe’s presentation of Adjusted EBITDA should not be construed as an inference that future results will be unaffected by these expenses or any unusual or non-recurring items. Adjusted EBITDA should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. Other companies, including companies in the same industry, may calculate similarly-titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Adjusted EBITDA as a tool for comparison. There are a number of limitations related to the use of these non-GAAP financial measures rather than net loss, which is the most directly comparable financial measure calculated in accordance with GAAP. Some of the limitations of Adjusted EBITDA include (i) Adjusted EBITDA does not properly reflect capital commitments to be paid in the future, and (ii) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and Adjusted EBITDA does not reflect these capital expenditures. When evaluating 23andMe’s performance, you should consider Adjusted EBITDA alongside other financial performance measures, including net loss and other GAAP results. Adjusted EBITDA is our best proxy for cash burn.

Contacts
Investors: Ian Cooney, ianc@23andMe.com; investors@23andMe.com
Media: press@23andMe.com

23andMe Holding Co.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended June 30,
	2024	2023
Revenue:
Service	$34,679	$53,260
Product	5,735	7,604
Total revenue	40,414	60,864
Cost of revenue:
Service	17,249	26,946
Product	2,651	3,238
Total cost of revenue	19,900	30,184
Gross profit	20,514	30,680
Operating expenses:
Research and development	44,637	62,329
Sales and marketing	15,472	22,658
General and administrative	32,360	50,740
Restructuring and other charges	—	4,217
Total operating expenses	92,469	139,944
Loss from operations	(71,955)	(109,264)
Other income (expense):
Interest income, net	2,574	4,307
Other income (expense), net	(19)	333
Loss before income taxes	(69,400)	(104,624)
Net loss	(69,400)	(104,624)
Other comprehensive loss, net of tax	—	(334)
Total comprehensive loss	$(69,400)	$(104,958)
Net loss per share of Class A and Class B common stock attributable to common stockholders:
Basic and diluted	$(0.14)	$(0.23)
Weighted-average shares used to compute net loss per share:
Basic and diluted	495,892,915	462,254,442

23andMe Holding Co.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)

	June 30, 2024	March 31, 2024
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$169,971	$216,488
Restricted cash	1,499	1,399
Accounts receivable, net	1,099	3,324
Inventories	14,747	12,465
Deferred cost of revenue	5,046	4,792
Prepaid expenses and other current assets	40,592	16,841
Total current assets	232,954	255,309
Property and equipment, net	26,620	28,351
Operating lease right-of-use assets	47,016	48,894
Restricted cash, noncurrent	8,974	6,974
Internal-use software, net	20,068	20,516
Intangible assets, net	31,275	33,255
Other assets	1,140	1,868
Total assets	$368,047	$395,167
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,192	$11,571
Accrued expenses and other current liabilities	64,673	42,263
Deferred revenue	68,015	64,827
Operating lease liabilities	8,977	8,670
Total current liabilities	152,857	127,331
Deferred revenue, noncurrent	5,000	10,000
Operating lease liabilities, noncurrent	65,186	67,845
Other liabilities	1,500	1,471
Total liabilities	224,543	206,647
Stockholders’ equity
Common stock, par value $0.0001 - Class A shares, 1,140,000,000 shares authorized, 339,502,600 and 323,394,807 shares issued and outstanding as of June 30, 2024 and March 31, 2024, respectively; Class B shares, 350,000,000 shares authorized, 166,507,453 and 166,724,586 shares issued and outstanding as of June 30, 2024 and March 31, 2024, respectively	51	49
Additional paid-in capital	2,385,941	2,361,559
Accumulated deficit	(2,242,488)	(2,173,088)
Total stockholders’ equity	143,504	188,520
Total liabilities and stockholders’ equity	$368,047	$395,167

23andMe Holding Co.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended June 30,
	2024	2023
Cash flows from operating activities:
Net loss	$(69,400)	$(104,624)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,987	6,868
Amortization and impairment of internal-use software	1,799	1,248
Stock-based compensation expense	21,577	51,100
Gain on disposal of property and equipment	(44)	(5)
Changes in operating assets and liabilities:
Accounts receivable, net	2,226	(2,227)
Inventories	(2,283)	(1,568)
Deferred cost of revenue	(254)	(1,925)
Prepaid expenses and other current assets	378	(1,928)
Operating lease right-of-use assets	1,878	1,749
Other assets	728	408
Accounts payable	(309)	(2)
Accrued expenses and other current liabilities	581	(1,889)
Deferred revenue	(1,812)	(14,398)
Operating lease liabilities	(2,351)	(2,070)
Other liabilities	29	(92)
Net cash used in operating activities	(43,270)	(69,355)
Cash flows from investing activities:
Purchases of property and equipment	(366)	(419)
Proceeds from sale of property and equipment	148	5
Capitalized internal-use software costs	(938)	(2,281)
Net cash used in investing activities	(1,156)	(2,695)
Cash flows from financing activities:
Proceeds from exercise of stock options	58	69
Payments of deferred offering costs	(1)	(62)
Payments for taxes related to net share settlement of equity awards	(48)	(121)
Net cash provided by (used in) financing activities	9	(114)
Effect of exchange rates on cash and cash equivalents	—	(334)
Net decrease in cash, cash equivalents and restricted cash	(44,417)	(72,498)
Cash, cash equivalents and restricted cash—beginning of period	224,861	395,222
Cash, cash equivalents and restricted cash—end of period	$180,444	$322,724
Reconciliation of cash, cash equivalents, and restricted cash within the condensed consolidated balance sheets to the amounts shown in the condensed consolidated statements of cash flows above:
Cash and cash equivalents	$169,971	$314,351
Restricted cash, current	1,499	1,399
Restricted cash, noncurrent	8,974	6,974
Total cash, cash equivalents and restricted cash	$180,444	$322,724

23andMe Holding Co.
Total Company and Segment Information and Reconciliation of Non-GAAP Financial Measures
(In thousands)
(Unaudited)
The Company's revenue and Adjusted EBITDA by segment and for the total Company is as follows:

	Three Months Ended June 30,
	2024	2023
Segment Revenue: (1)
Consumer and Research Services	$40,414	$60,864
Total revenue	$40,414	$60,864
Segment Adjusted EBITDA:
Consumer and Research Services Adjusted EBITDA	$(8,841)	$(5,602)
Therapeutics Adjusted EBITDA	(12,417)	(31,138)
Unallocated Corporate (2)	(13,904)	(13,060)
Total Adjusted EBITDA	$(35,162)	$(49,800)
Reconciliation of net loss to Adjusted EBITDA:
Net loss	$(69,400)	$(104,624)
Adjustments:
Interest income, net	(2,574)	(4,307)
Other (income) expense, net	19	(333)
Depreciation and amortization	4,011	4,478
Amortization of acquired intangible assets	1,776	3,638
Stock-based compensation expense	21,577	51,100
Transaction costs related to disposition of Lemonaid Health	—	248
Cyber security incident expenses, net of probable insurance recoveries	9,429	—
Total Adjusted EBITDA	$(35,162)	$(49,800)
(1)There was no Therapeutics revenue for the three months ended June 30, 2024 and 2023.
(2)Certain department expenses such as Finance, Legal, Regulatory and Supplier Quality, Corporate Communications, Corporate Development, and CEO Office are not reported as part of the reporting segments as reviewed by the CODM. These amounts are included in Unallocated Corporate.